Exhibit g(xi)

                            MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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
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INVESTMENT COMPANY                        ORGANIZATION                           SERIES ---(if applicable)
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Adjustable Rate Securities                                                       U.S. Government Adjustable Rate Mortgage
Portfolios                                Delaware Business Trust                 Portfolio

Franklin Asset Allocation Fund            Delaware Business Trust

Franklin California Tax-Free
Income Fund, Inc.                         Maryland Corporation

                                                                                 Franklin California Insured Tax-Free Income Fund
                                                                                 Franklin California Tax-Exempt Money Fund
Franklin California Tax-Free Trust        Massachusetts Business Trust           Franklin California Intermediate-Term Tax-Free
                                                                                  Income Fund

                                                                                 Growth Series
                                                                                 Utilities Series
                                                                                 Dynatech Series
                                                                                 Income Series
Franklin Custodian Funds, Inc.            Maryland Corporation                   U.S. Government Securities Series

Franklin Growth and Income Fund           Delaware Business Trust

Franklin Federal Money Fund               California Corporation
Franklin Federal Tax- Free Income Fund    California Corporation
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
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INVESTMENT COMPANY                        ORGANIZATION                           SERIES ---(if applicable)
----------------------------------------------------------------------------------------------------------------------------

Franklin Gold & Precious Metals Fund      Delaware Business Trust

Franklin High Income Trust                Delaware Business Trust                AGE High Income Fund

Franklin Investors Securities Trust       Massachusetts Business Trust           Franklin Global Government Income Fund
                                                                                 Franklin Short-Intermediate U.S. Govt
                                                                                  Securities Fund
                                                                                 Franklin Convertible Securities Fund
                                                                                 Franklin Adjustable U.S. Government
                                                                                  Securities Fund
                                                                                 Franklin Equity Income Fund
                                                                                 Franklin Bond Fund

Franklin Managed Trust                    Delaware Business Trust                Franklin Rising Dividends Fund

Franklin Money Fund                       California Corporation

Franklin Municipal Securities Trust       Delaware Business Trust                Franklin California High Yield Municipal Fund
                                                                                 Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund Inc.          Maryland Corporation                   Mutual Shares Fund
                                                                                 Mutual Beacon Fund
                                                                                 Mutual Qualified Fund
                                                                                 Mutual Discovery Fund
                                                                                 Mutual European Fund
                                                                                 Mutual Financial Services Fund
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
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INVESTMENT COMPANY                        ORGANIZATION                           SERIES ---(if applicable)
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Franklin New York Tax-Free Income Fund    Delaware Business Trust

Franklin New York Tax-Free Trust          Massachusetts Business Trust           Franklin New York Tax-Exempt Money Fund
                                                                                 Franklin New York Intermediate-Term Tax-Free
                                                                                  Income Fund
                                                                                 Franklin New York Insured Tax-Free Income Fund
Franklin Real Estate Securities Trust     Delaware Business Trust                Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio     Delaware Business Trust

Franklin Strategic Series                 Delaware Business Trust                Franklin California Growth Fund
                                                                                 Franklin Strategic Income Fund
                                                                                 Franklin MidCap Growth Fund
                                                                                 Franklin Global Utilities Fund
                                                                                 Franklin Small Cap Growth Fund
                                                                                 Franklin Global Health Care Fund
                                                                                 Franklin Natural Resources Fund
                                                                                 Franklin Blue Chip Fund
                                                                                 Franklin Biotechnology Discovery Fund
                                                                                 Franklin U.S. Long-Short Fund
                                                                                 Franklin Large Cap Growth Fund
                                                                                 Franklin Aggressive Growth Fund
          `                                                                      Franklin Small Cap Growth Fund II
                                                                                 Franklin Technology Fund

Franklin Tax-Exempt Money Fund            California Corporation
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
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INVESTMENT COMPANY                        ORGANIZATION                           SERIES---(if applicable)
----------------------------------------------------------------------------------------------------------------------------

Franklin Tax-Free Trust                   Massachusetts Business Trust           Franklin Massachusetts Insured Tax-Free Income
                                                                                  Fund
                                                                                 Franklin Michigan Insured Tax-Free Income Fund
                                                                                 Franklin Minnesota Insured Tax-Free Income Fund
                                                                                 Franklin Insured Tax-Free Income Fund
                                                                                 Franklin Ohio Insured Tax-Free Income Fund
                                                                                 Franklin Puerto Rico Tax-Free Income Fund
                                                                                 Franklin Arizona Tax-Free Income Fund
                                                                                 Franklin Colorado Tax-Free Income Fund
                                                                                 Franklin Georgia Tax-Free Income Fund
                                                                                 Franklin Pennsylvania Tax-Free Income Fund
                                                                                 Franklin High Yield Tax-Free Income Fund
                                                                                 Franklin Missouri Tax-Free Income Fund
                                                                                 Franklin Oregon Tax-Free Income Fund
                                                                                 Franklin Texas Tax-Free Income Fund
                                                                                 Franklin Virginia Tax-Free Income Fund
                                                                                 Franklin Alabama Tax-Free Income Fund
                                                                                 Franklin Florida Tax-Free Income Fund
                                                                                 Franklin Connecticut Tax-Free Income Fund
                                                                                 Franklin Louisiana Tax-Free Income Fund
                                                                                 Franklin Maryland Tax-Free Income Fund
                                                                                 Franklin North Carolina Tax-Free Income Fund
                                                                                 Franklin New Jersey Tax-Free Income Fund
                                                                                 Franklin Kentucky Tax-Free Income Fund
                                                                                 Franklin Federal Intermediate-Term Tax-Free
                                                                                  Income Fund
                                                                                 Franklin Arizona Insured Tax-Free Income
                                                                                  Fund
                                                                                 Franklin Florida Insured Tax-Free Income
                                                                                  Fund
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
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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(if applicable)


Franklin Templeton Fund Allocator
Series                               Delaware Business Trust  Franklin Templeton Conservative Target Fund
                                                              Franklin Templeton Moderate Target Fund
                                                              Franklin Templeton Growth Target Fund


Franklin Templeton Global Trust      Delaware Business Trust  Franklin Templeton Global Currency Fund
                                                              Franklin Templeton Hard Currency Fund

Franklin Templeton International
Trust                                Delaware Business Trust  Templeton Pacific Growth Fund
                                                              Templeton Foreign Smaller Companies Fund


Franklin Templeton Money Fund Trust  Delaware Business Trust  Franklin Templeton Money Fund


                                     Massachusetts Business
Franklin Value Investors Trust       Trust                    Franklin Balance Sheet Investment Fund
                                                              Franklin MicroCap Value Fund
                                                              Franklin Value Fund
                                                              Franklin Large Cap Value Fund
                                                              Franklin Money Market Fund


Franklin Templeton Variable          Massachusetts Business
Insurance Products Trust             Trust                    Franklin Growth and Income Fund
                                                              Franklin Natural Resources Securities Fund
                                                              Franklin Real Estate Fund
                                                              Franklin Global Communications Securities Fund
                                                              Franklin High Income Fund
                                                              Templeton Global Income Securities Fund
                                                              Franklin Income Securities Fund
                                                              Franklin U.S. Government Fund
                                                              Franklin Zero Coupon Fund - 2000
                                                              Franklin Zero Coupon Fund - 2005
                                                              Franklin Zero Coupon Fund - 2010
                                                              Franklin Rising Dividends Securities Fund
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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(if applicable)

Franklin Templeton Variable          Massachusetts Business   Templeton Pacific Growth Securities Fund
Insurance Products Trust (cont.)     Trust                    Templeton International Securities Fund
                                                              Templeton Developing Markets Securities Fund
                                                              Templeton Growth Securities Fund
                                                              Templeton Asset Strategy Fund
                                                              Franklin Small Cap Fund
                                                              Franklin Large Cap Growth Securities Fund
                                                              Templeton International Smaller Companies Fund
                                                              Mutual Discovery Securities Fund
                                                              Mutual Shares Securities Fund
                                                              Franklin Global Health Care Securities Fund
                                                              Franklin Value Securities Fund
                                                              Franklin Aggressive Growth Securities Fund
                                                              Franklin S&P 500 Index Fund
                                                              Franklin Strategic Income Securities Fund
                                                              Franklin Technology Securities Fund

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Institutional Fiduciary Trust      Massachusetts Business     Money Market Portfolio
                                                              Franklin U.S. Government Securities Money Market
                                                              Portfolio
                                                              Franklin Cash Reserves Fund

The Money Market Portfolios        Delaware Business Trust    The Money Market Portfolio
                                                              The U.S. Government Securities Money Market
                                                              Portfolio

Templeton Variable Products Series                            Franklin Growth Investments Fund
Fund                                                          Mutual Shares Investments Fund
                                                              Mutual Discovery Investments Fund
                                                              Franklin Small Cap Investments Fund
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INVESTMENT COMPANY                    ORGANIZATION                        SERIES---(if applicable)

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Franklin Floating Rate Master Trust   Delaware Business Trust       Franklin Floating Rate Master Series


CLOSED END FUNDS:


Franklin Multi-Income Trust           Massachusetts Business Trust

Franklin Universal Trust              Massachusetts Business Trust

Franklin Floating Rate Trust          Delaware Business Trust

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